                               POWER OF ATTORNEY

  Whereas, Arthur J. Gallagher & Co., a Delaware corporation (the "Company"), has prepared and proposes to file with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, a Registration Statement on Form S-1 (the "Registration Statement"), relating to the offer and sale pursuant to Rule 415 under the Act of up to 750,000 additional shares of Common Stock, $1.00 par value, of the Company in connection with business combinations; and

  Whereas, the Company may from time to time file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder Appendices, Amendments and Post-Effective Amendments to the Registration Statement;

  Now, Therefore, the undersigned hereby:

    (1) designates, constitutes and appoints Carl E. Fasig, Counsel and Secretary of the Company, his attorney, with full power to act for and on behalf of the undersigned in connection with, and to sign the name of the undersigned in his capacity as a Director of the Company to the Registration Statement and to any and all Appendices, Amendments and Post-Effective Amendments to the Registration Statement which the Company may hereafter file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder; and

    (2) ratifies, confirms and approves any and all acts and things which Carl E. Fasig may lawfully take or do, or cause to be taken or done, by virtue of the powers granted to him hereunder.

  In Witness Whereof, the undersigned has hereunto set his hand this 1st day of March, 1995.

                                          /s/ Robert E. Gallagher
                                          -------------------------------------
                                          Robert E. Gallagher

                               POWER OF ATTORNEY

  Whereas, Arthur J. Gallagher & Co., a Delaware corporation (the "Company"), has prepared and proposes to file with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, a Registration Statement on Form S-1 (the "Registration Statement"), relating to the offer and sale pursuant to Rule 415 under the Act of up to 750,000 additional shares of Common Stock, $1.00 par value, of the Company in connection with business combinations; and

  Whereas, the Company may from time to time file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder Appendices, Amendments and Post-Effective Amendments to the Registration Statement;

  Now, Therefore, the undersigned hereby:

    (1) designates, constitutes and appoints Carl E. Fasig, Counsel and Secretary of the Company, his attorney, with full power to act for and on behalf of the undersigned in connection with, and to sign the name of the undersigned in his capacity as a Director of the Company to the Registration Statement and to any and all Appendices, Amendments and Post-Effective Amendments to the Registration Statement which the Company may hereafter file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder; and

    (2) ratifies, confirms and approves any and all acts and things which Carl E. Fasig may lawfully take or do, or cause to be taken or done, by virtue of the powers granted to him hereunder.

  In Witness Whereof, the undersigned has hereunto set his hand this 1st day of March, 1995.

                                          /s/ John P. Gallagher
                                          -------------------------------------
                                          John P. Gallagher

                               POWER OF ATTORNEY

  Whereas, Arthur J. Gallagher & Co., a Delaware corporation (the "Company"), has prepared and proposes to file with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, a Registration Statement on Form S-1 (the "Registration Statement"), relating to the offer and sale pursuant to Rule 415 under the Act of up to 750,000 additional shares of Common Stock, $1.00 par value, of the Company in connection with business combinations; and

  Whereas, the Company may from time to time file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder Appendices, Amendments and Post-Effective Amendments to the Registration Statement;

  Now, Therefore, the undersigned hereby:

    (1) designates, constitutes and appoints Carl E. Fasig, Counsel and Secretary of the Company, his attorney, with full power to act for and on behalf of the undersigned in connection with, and to sign the name of the undersigned in his capacity as a Director of the Company to the Registration Statement and to any and all Appendices, Amendments and Post-Effective Amendments to the Registration Statement which the Company may hereafter file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder; and

    (2) ratifies, confirms and approves any and all acts and things which Carl E. Fasig may lawfully take or do, or cause to be taken or done, by virtue of the powers granted to him hereunder.

  In Witness Whereof, the undersigned has hereunto set his hand this 1st day of March, 1995.

                                          /s/ T. Kimball Brooker
                                          -------------------------------------
                                          T. Kimball Brooker

                               POWER OF ATTORNEY

  Whereas, Arthur J. Gallagher & Co., a Delaware corporation (the "Company"), has prepared and proposes to file with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, a Registration Statement on Form S-1 (the "Registration Statement"), relating to the offer and sale pursuant to Rule 415 under the Act of up to 750,000 additional shares of Common Stock, $1.00 par value, of the Company in connection with business combinations; and

  Whereas, the Company may from time to time file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder Appendices, Amendments and Post-Effective Amendments to the Registration Statement;

  Now, Therefore, the undersigned hereby:

    (1) designates, constitutes and appoints Carl E. Fasig, Counsel and Secretary of the Company, his attorney, with full power to act for and on behalf of the undersigned in connection with, and to sign the name of the undersigned in his capacity as a Director of the Company to the Registration Statement and to any and all Appendices, Amendments and Post-Effective Amendments to the Registration Statement which the Company may hereafter file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder; and

    (2) ratifies, confirms and approves any and all acts and things which Carl E. Fasig may lawfully take or do, or cause to be taken or done, by virtue of the powers granted to him hereunder.

  In Witness Whereof, the undersigned has hereunto set his hand this 1st day of March, 1995.

                                          /s/ John G. Campbell
                                          -------------------------------------
                                          John G. Campbell

                               POWER OF ATTORNEY

  Whereas, Arthur J. Gallagher & Co., a Delaware corporation (the "Company"), has prepared and proposes to file with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, a Registration Statement on Form S-1 (the "Registration Statement"), relating to the offer and sale pursuant to Rule 415 under the Act of up to 750,000 additional shares of Common Stock, $1.00 par value, of the Company in connection with business combinations; and

  Whereas, the Company may from time to time file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder Appendices, Amendments and Post-Effective Amendments to the Registration Statement;

  Now, Therefore, the undersigned hereby:

    (1) designates, constitutes and appoints Carl E. Fasig, Counsel and Secretary of the Company, his attorney, with full power to act for and on behalf of the undersigned in connection with, and to sign the name of the undersigned in his capacity as a Director of the Company to the Registration Statement and to any and all Appendices, Amendments and Post-Effective Amendments to the Registration Statement which the Company may hereafter file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder; and

    (2) ratifies, confirms and approves any and all acts and things which Carl E. Fasig may lawfully take or do, or cause to be taken or done, by virtue of the powers granted to him hereunder.

  In Witness Whereof, the undersigned has hereunto set his hand this 1st day of March, 1995.

                                          /s/ Jack M. Greenberg
                                          -------------------------------------
                                          Jack M. Greenberg

                               POWER OF ATTORNEY

  Whereas, Arthur J. Gallagher & Co., a Delaware corporation (the "Company"), has prepared and proposes to file with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, a Registration Statement on Form S-1 (the "Registration Statement"), relating to the offer and sale pursuant to Rule 415 under the Act of up to 750,000 additional shares of Common Stock, $1.00 par value, of the Company in connection with business combinations; and

  Whereas, the Company may from time to time file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder Appendices, Amendments and Post-Effective Amendments to the Registration Statement;

  Now, Therefore, the undersigned hereby:

    (1) designates, constitutes and appoints Carl E. Fasig, Counsel and Secretary of the Company, his attorney, with full power to act for and on behalf of the undersigned in connection with, and to sign the name of the undersigned in his capacity as a Director of the Company to the Registration Statement and to any and all Appendices, Amendments and Post-Effective Amendments to the Registration Statement which the Company may hereafter file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder; and

    (2) ratifies, confirms and approves any and all acts and things which Carl E. Fasig may lawfully take or do, or cause to be taken or done, by virtue of the powers granted to him hereunder.

  In Witness Whereof, the undersigned has hereunto set his hand this 1st day of March, 1995.

                                          /s/ Philip A. Marineau
                                          -------------------------------------
                                          Philip A. Marineau

                               POWER OF ATTORNEY

  Whereas, Arthur J. Gallagher & Co., a Delaware corporation (the "Company"), has prepared and proposes to file with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, a Registration Statement on Form S-1 (the "Registration Statement"), relating to the offer and sale pursuant to Rule 415 under the Act of up to 750,000 additional shares of Common Stock, $1.00 par value, of the Company in connection with business combinations; and

  Whereas, the Company may from time to time file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder Appendices, Amendments and Post-Effective Amendments to the Registration Statement;

  Now, Therefore, the undersigned hereby:

    (1) designates, constitutes and appoints Carl E. Fasig, Counsel and Secretary of the Company, his attorney, with full power to act for and on behalf of the undersigned in connection with, and to sign the name of the undersigned in his capacity as a Director of the Company to the Registration Statement and to any and all Appendices, Amendments and Post-Effective Amendments to the Registration Statement which the Company may hereafter file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder; and

    (2) ratifies, confirms and approves any and all acts and things which Carl E. Fasig may lawfully take or do, or cause to be taken or done, by virtue of the powers granted to him hereunder.

  In Witness Whereof, the undersigned has hereunto set his hand this 1st day of March, 1995.

                                          /s/ Walter F. McClure
                                          -------------------------------------
                                          Walter F. McClure

                               POWER OF ATTORNEY

  Whereas, Arthur J. Gallagher & Co., a Delaware corporation (the "Company"), has prepared and proposes to file with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, a Registration Statement on Form S-1 (the "Registration Statement"), relating to the offer and sale pursuant to Rule 415 under the Act of up to 750,000 additional shares of Common Stock, $1.00 par value, of the Company in connection with business combinations; and

  Whereas, the Company may from time to time file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder Appendices, Amendments and Post-Effective Amendments to the Registration Statement;

  Now, Therefore, the undersigned hereby:

    (1) designates, constitutes and appoints Carl E. Fasig, Counsel and Secretary of the Company, his attorney, with full power to act for and on behalf of the undersigned in connection with, and to sign the name of the undersigned in his capacity as a Director of the Company to the Registration Statement and to any and all Appendices, Amendments and Post-Effective Amendments to the Registration Statement which the Company may hereafter file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder; and

    (2) ratifies, confirms and approves any and all acts and things which Carl E. Fasig may lawfully take or do, or cause to be taken or done, by virtue of the powers granted to him hereunder.

  In Witness Whereof, the undersigned has hereunto set his hand this 1st day of March, 1995.

                                          /s/ James R. Wimmer
                                          -------------------------------------
                                          James R. Wimmer